HAYNES HOLDINGS, INC.
                   HAYNES' KEY EMPLOYEES RESTRICTED STOCK PLAN



                                   ARTICLE I.

                                     Purpose

     Section 1.1 The purpose of the Haynes Key Employees Restricted Stock Plan (the "Plan") is to create incentives for key personnel of Haynes International, Inc., an operating subsidiary of Haynes Holdings, Inc., (the "Company"), to provide services to such subsidiary over a long period of time and to enhance the level of performance of the subsidiary and thus increase the value of the Company, by awarding such employees shares of Stock (as defined herein) subject to certain vesting requirements.


                                  ARTICLE II.

                                 Administration

     Section 2.1 Either the board of directors (the "Board") of the Company as a whole or its previously established Compensation Committee (the "Committee"), which is comprised of at least two members of the Board, including the Chairman of the Board and at least one other member who is a "disinterested person" (as defined below), will (i) administer the Plan, (ii) establish, subject to the provisions of the Plan, such rules and regulations as it may deem appropriate for the proper administration of the Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Plan or the Stock issued thereunder as it may deem necessary or advisable. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Committee or the Board as a whole will hereinafter be referred to as the "Administrator."

     Section 2.2 For the purposes of this Section 2, a "disinterested person" is a person who, on a given date, is disinterested within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


                                  ARTICLE III.

                                 Administration

     Section 3.1 The stock which is the subject of the Plan will be the shares of common stock of the Company, $.01 par value per share (the "Stock"), whether authorized and unissued or treasury stock, and is intended to be restricted stock within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended. The total number of shares of Stock which may be issued under the Plan will not exceed, in the aggregate, one hundred fifty thousand (150,000) shares.


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                                   ARTICLE IV.

                                 Award of Stock

     Section 4.1 The Committee will determine the Employees that will be eligible to receive awards under this plan.

     Section 4.2 In consideration of future services to be provided by each Employee to the Company, awards of shares under this plan shall be made to those Employees as selected by the Committee at the time and in the amount as determined by the Committee. Such awards shall be in writing.


                                   ARTICLE V.

                                     Vesting

     Section 5.1 Subject to the forfeiture provisions contained herein, a percentage of the shares of Stock awarded hereunder to each Employee shall vest with each Employee over future years such that the cumulative percentage of total shares of Stock vested with each Employee shall be the following:

     (a) one third vests immediately on the date of award;

     (b) two thirds by the first anniversary of the award; and

     (c) 100% by the second anniversary of the award.

     Section 5.2 In the event an Employee terminates for any reason other than as set forth in paragraph (c) following, all of the shares of Stock remaining to be vested with such Employee hereunder and all rights arising from such shares of Stock shall be forfeited by such Employee and returned to the Company.

     Section 5.3 In the event an Employee dies, is Permanently Disabled (as defined herein), or retires after age 65, or after age 55 with at least 10 years of employment by the Company, or in the event there is a Change of Control (as defined herein), all shares of Stock remaining to be vested with such Employee hereunder shall immediately vest with such Employee. The Company shall
immediately   cause  the  issuance  to  such  Employee  of   appropriate   stock
certificates representing such shares of Stock in such Employee's name in accordance with Section 6 hereof.



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     Section 5.4 For purposes of the Plan:

     (a) "Change of Control"  shall mean any of the  following:  (i) a report on
Schedule 13D is filed with the  Securities and Exchange  Commission  pursuant to
Section 13(d) of the Exchange Act, disclosing that any person or group of persons (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire Stock); (ii) any transaction or a series of related transactions (as a result of a tender offer, merger, consolidation or otherwise whether or not the Company is the continuing or surviving entity) that results in, or that is in connection with, any person or group of persons (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries), acquiring beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire the Stock) or of any person or group of persons (within the meaning of
Section 13(d) of the Exchange Act) that possesses beneficial ownership (as such term is defined in Rule 13d-4 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company; (iii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any person or group of persons (within the meaning of Section 13(d) of the Exchange Act) in one transaction or a series of related transactions; provided, that a transaction where the holders of all classes of the then outstanding equity of the Company immediately prior to such transaction own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all classes of equity of such person or group immediately after such transaction will not be a Change of Control under this clause (iii); (iv) the liquidation or dissolution of the Company; provided, that a liquidation or dissolution of the Company which is part of a transaction or series of related transactions that does not constitute a Change of Control under the "provided" clause of clause (iii) above will not constitute a Change of Control under this clause (iv); or (v) a change in a majority of the members of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by the Company's stockholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such 12-month period.

     (b) "Permanently Disabled" means physical or mental incapacity of such nature that an Employee is unable to engage in or perform the principal duties of his customary employment or occupation on a continuing or sustained basis. All determinations as to the date and extent of disability of any Employee shall be made by the Administrator upon the basis of such evidence as it deems necessary or desirable.

                                  ARTICLE VI.

                               Stock Certificates

     Section 6.1 Each Employee shall receive a stock certificate reflecting the number of shares of Stock awarded hereunder. Such certificate shall be registered in the name of such Employee and shall bear, along with any other required notices, the following legend:



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     The securities  (the "Shares")  represented by this stock  certificate  are restricted by the terms of the Haynes Key Employees Restricted Stock Plan ("Restricted Stock Plan"), which contains provisions affecting the rights and obligations of the holder of the Shares and restrictions on the transfer of the Shares. Any attempted transfer of the Shares represented by this stock certificate in violation of the Restricted Stock Plan is null and void.

     Section 6.2 The Administrator may, in its sole discretion, require that the stock certificates evidencing the shares of Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of receiving the shares of Stock, the Employee shall have delivered a stock power, endorsed in blank, relating to the shares of Stock. If and to the extent any shares of Stock vest with an Employee in accordance with the terms hereof, stock certificates for the appropriate number of unrestricted shares of Stock shall be delivered promptly to the Employee. Shares of Stock will not be released to an Employee unless and until the amount of federal, state or local taxes required to be withheld has been paid or satisfied. Tax withholding liabilities may be satisfied by the Employee relinquishing shares of Stock vested pursuant to the Plan, valued at the market price of the Stock on the date such shares of Stock are released to the Employee.


                                  ARTICLE VII.

                             Term and Effective Date

     Section 7.1 The Plan will become effective upon (i) approval by the Board and (ii) written approval by the shareholders holding more than 75% of the voting power of all outstanding shares of voting capital stock of the Company. Awards of Stock under the Plan will become effective on the date specified by the Committee. Subject to Section 15 hereof, the Plan shall automatically terminate upon issuance and vesting all of the Stock issuable pursuant to the Plan.


                                 ARTICLE VIII.

                                 Transferability

     Section 8.1 Employees shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Stock awarded hereunder prior to the vesting of such shares of Stock. Upon vesting of such shares of Stock, an Employee will only transfer such shares of Stock in compliance with applicable federal and state securities laws. Employees who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended.



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                                  ARTICLE IX.

                             Rights as a Stockholder

     Section 9.1 Except as provided in Section 8 hereof or this Section 9, Employees shall have, with respect to any shares of Stock remaining to be vested hereunder, all of the rights of stockholders of the Company, including the right to vote such shares of Stock and to receive any cash dividends. Stock dividends, if any, issued with respect to such shares of Stock shall be subject to the same restrictions and other terms and conditions hereunder that apply to such shares of Stock.


                                   ARTICLE X.

                               Investment Purpose

     Section 10.1 At the time of issuance of any shares of Stock, the Administrator may, if it will deem it necessary or desirable for any reason, require an Employee to represent in writing to the Company that it is such Employee's then intention to acquire the Stock for investment purposes and not with a view to the distribution thereof.


                                  ARTICLE XI.

                          Right to Terminate Employment

     Section 11.1 Nothing contained herein will restrict the right of the Company to terminate the employment of any Employee at any time.


                                  ARTICLE XII.

                           Finality of Determinations

     Section 12.1 Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Administrator will be final and be binding and conclusive for all purposes.


                                 ARTICLE XIII.

                       Subsidiary and Parent Corporations

     Section 13.1 Unless the context requires otherwise, references under the Plan to the Company will be deemed to include any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended.




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                                  ARTICLE XIV.

                                  Governing Law

     Section 14.1 The Plan will be governed by the federal tax and securities laws and such other of the State of Indiana as are applicable.


                                  ARTICLE XV.

                            Amendment and Termination

     Section 15.1 The Board may at any time terminate, amend or modify the Plan in any respect it deems suitable, including the amendment or modification of the vesting provisions in Section 2 hereof, without the approval of the stockholders of the Company, except to the extent that such stockholder approval is required under applicable law or the Board determines that such approval is necessary or desirable in order to ensure that the stock granted hereunder qualifies under any applicable section of the Internal Revenue Code or the Exchange Act; provided, however, that no amendment, modification or termination of the Plan may (A) adversely affect any unvested shares theretofore issued under the Plan without the consent of the Employee to whom such shares were issued or (B) modify the allocation of shares issued to the employees designated by the Administrator.


                                  ARTICLE XVI.

                                    Override

     Section 16.1 With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.


     Section 16.2 All transactions pursuant to terms of the Plan, including, without limitation, awards and vesting of Stock, shall only be effective at such time as counsel to the Company shall have determined that such transaction will not violate federal or state securities or other laws. The Administrator may, in its sole discretion, defer the effectiveness of such transaction to pursue whatever actions may be required to ensure compliance with such federal or state securities or other laws.


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